UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc. - Dreyfus Worldwide Growth Fund (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	04/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Worldwide Growth Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The international equities markets went on a wild ride over the past six months, with stocks in most regions plummeting during most of the reporting period and then rebounding late in the reporting period. In supporting the recent rally, investors apparently shrugged off more bad economic news,including rising unemployment,damaged credit markets and economic contraction in many regions of the world.Yet,the rebound proved to be robust, particularly in the emerging markets, which posted double-digit returns over the final two months of the reporting period.

These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real global economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines. That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of –9.08%, Class B shares returned –9.50%, Class C shares returned –9.38% and Class I shares returned –8.92%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a –5.44% total return.2 The reporting period proved highly volatile, as steep market declines over the reporting period’s first half were partly offset by a second half rally.The fund produced lower returns than its benchmark, as its focus on higher-quality companies prevented it from participating fully in a rally that was driven by more speculative stocks.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Steep Market Declines Followed by a Strong Rally

Global stock markets fell sharply over the first half of the reporting period, adding to earlier declines in the wake of the failures of major financial institutions and the escalation of an ongoing credit crisis.The market’s struggles were intensified by a deepening global recession as unemployment rates climbed, credit markets froze and consumer confidence plunged.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

These developments were addressed aggressively by the world’s government and monetary authorities. Central banks reduced interest rates and injected liquidity into their banking systems, and government officials rescued a number of troubled corporations. These measures sparked a rally over the reporting period’s second half despite little improvement in economic data.The rally was especially robust among smaller, more speculative stocks, suggesting to us that bargain-hunting investors were taking advantage of beaten-down stock prices.

Defensive Investment Posture Produced Mixed Results

Although the fund produced higher returns than its benchmark during the market slump, lagging performance during the rally caused it to underperform the benchmark for the reporting period overall. Relative weakness was particularly apparent in the consumer staples sector, where traditional safe havens such as Swiss food giant Nestlé and household goods provider Procter & Gamble trailed their more speculative counterparts in the rally after consumers already had turned to less expensive brands during the downturn. The fund’s underweighted position in the information technology sector prevented it from participating in the sector’s relative strength. Despite sound fundamentals, health care sector leaders Abbott Laboratories and F. Hoffmann-La Roche, which was sold during the reporting period, failed to advance due to industry-wide concerns regarding potential health care reform legislation in the United States. Abbott Labs also encountered lower sales volumes for a key product.

On a more positive note, a modestly overweighted position in the consumer discretionary sector bolstered the fund’s relative performance. Conversely, the fund benefited from lack of exposure to the utilities sector, where a number of energy producers encountered revenue shortfalls amid higher input costs. The fund achieved better-than-average results from relatively light exposure to the hard-hit financials sector, where we generally avoided the institutions at the center of the credit crisis.Winners among individual stocks included luxury goods purveyors Christian Dior and LVMH Moet Hennessy – Louis Vuitton, which saw their stock prices rise when investors turned toward relatively economically sensitive companies in the market rally. Publisher McGraw Hill rebounded from earlier weakness as its textbook division produced steady financial results and concerns ebbed regarding its Standard & Poor’s financial publishing unit.

Although we trimmed or added to a number of positions as market conditions evolved over the reporting period, we added no new positions and eliminated just one, credit card leader American Express, due to growing concerns regarding growth trends in the broader credit card industry.

Focusing on Fundamentals

We expect the global economy to improve over the intermediate-term as businesses rebuild inventories and consumers respond positively to lower energy prices, but we are concerned that the recent rally among smaller, lower-quality stocks is not supported by market fundamentals. In addition, we anticipate that some industries—most notably automobile manufacturers and financial institutions—will continue to struggle.

While lower-quality stocks may give back some of their recent gains in the months ahead, we are more optimistic regarding the high-quality blue chips in which the fund primarily invests. When a sustainable economic recovery begins in earnest, we believe that multinational companies with strong balance sheets and healthy cash flows will prosper, and that their attractive valuations and growing dividends will attract long-term investors in a low-interest rate and low-inflation environment.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an
unmanaged index of global stock market performance, including the United States, Canada,
Europe, Australia, New Zealand and the Far East.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusWorldwide Growth Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.49	$ 11.01	$ 9.97	$ 5.12
Ending value (after expenses)	$909.20	$905.00	$906.20	$910.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.85	$ 11.63	$ 10.54	$ 5.41
Ending value (after expenses)	$1,018.00	$1,013.24	$1,014.33	$1,019.44

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.33% for Class B, 2.11% for
Class C, and 1.08% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—23.0%
Christian Dior	280,000	18,807,220
L’Oreal, ADR	1,200,000	16,992,000
McGraw-Hill Cos.	215,000	6,482,250
News, Cl. A	696,400	5,752,264
Philip Morris International	552,500	20,000,500
Procter & Gamble	330,000	16,315,200
		84,349,434
Consumer Staples—19.8%
Altria Group	552,500	9,022,325
Coca-Cola	403,100	17,353,455
Danone, ADR	1,100,000	10,384,000
Diageo, ADR	165,000	7,895,250
Fomento Economico Mexicano, ADR	65,000	1,840,150
Nestle, ADR	550,000	17,847,500
PepsiCo	170,675	8,492,788
		72,835,468
Energy—21.4%
Chevron	263,800	17,437,180
ConocoPhillips	26,000	1,066,000
Exxon Mobil	411,008	27,401,903
Royal Dutch Shell, ADR	150,000	6,852,000
StatoilHydro, ADR	400,068	7,441,265
Total, ADR	367,516	18,272,895
		78,471,243
Financial—5.4%
Assicurazioni Generali	13,990	284,207
Eurazeo	69,669	2,839,117
HSBC Holdings, ADR	141,666	5,043,310
JPMorgan Chase & Co.	65,100	2,148,300
LVMH Moet Hennessy Louis Vuitton	102,175	7,725,040
Zurich Financial Services	10,100	1,865,365
		19,905,339

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—12.5%
Abbott Laboratories	200,300	8,382,555
Johnson & Johnson	228,525	11,965,569
Novartis, ADR	78,000	2,956,980
Novo Nordisk, ADR	50,000	2,375,500
Roche Holding, ADR	636,000	20,116,680
		45,797,284
Industrial—2.7%
Emerson Electric	30,000	1,021,200
General Dynamics	18,000	930,060
General Electric	251,072	3,176,061
United Technologies	100,000	4,884,000
		10,011,321
Information Technology—3.7%
Apple	16,000 [a]	2,013,280
Intel	570,941	9,009,449
Microsoft	120,000	2,431,200
		13,453,929
Materials—3.2%
Air Liquide, ADR	712,059	11,585,200
Yara International, ADR	12,400	332,320
		11,917,520
Retail—7.3%
McDonald’s	207,800	11,073,662
Walgreen	503,000	15,809,290
		26,882,952
Total Common Stocks
(cost $261,152,601)		363,624,490

Other Investment—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,007,000)	2,007,000 [b]	2,007,000

Total Investments (cost $263,159,601)	99.6%	365,631,490
Cash and Receivables (Net)	.4%	1,547,457
Net Assets	100.0%	367,178,947

ADR—American Depositary Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	23.0	Information Technology	3.7
Energy	21.4	Materials	3.2
Consumer Staples	19.8	Industrial	2.7
Health Care	12.5	Money Market Investment	.6
Retail	7.3
Financial	5.4		99.6

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	261,152,601	363,624,490
Affiliated issuers	2,007,000	2,007,000
Cash		94,111
Dividends and interest receivable		1,576,430
Receivable for investment securities sold		665,363
Receivable for shares of Common Stock subscribed		67,079
Prepaid expenses		110,740
		368,145,213
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		476,866
Payable for shares of Common Stock redeemed		193,684
Accrued expenses		295,716
		966,266
Net Assets ($)		367,178,947
Composition of Net Assets ($):
Paid-in capital		261,804,634
Accumulated undistributed investment income—net		312,917
Accumulated net realized gain (loss) on investments		2,589,500
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		102,471,896
Net Assets ($)		367,178,947

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	307,883,385	12,475,093	45,096,509	1,723,960
Shares Outstanding	10,684,178	454,643	1,691,736	59,330
Net Asset Value Per Share ($)	28.82	27.44	26.66	29.06

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $753,956 foreign taxes withheld at source):
Unaffiliated issuers	6,705,924
Affiliated issuers	16,349
Total Income	6,722,273
Expenses:
Management fee—Note 3(a)	1,451,458
Shareholder servicing costs—Note 3(c)	1,049,819
Distribution fees—Note 3(b)	237,169
Professional fees	43,427
Registration fees	40,492
Custodian fees—Note 3(c)	31,800
Prospectus and shareholders’ reports	28,991
Loan commitment fees—Note 2	11,233
Directors’ fees and expenses—Note 3(d)	10,504
Interest expense—Note 2	47
Miscellaneous	23,000
Total Expenses	2,927,940
Less—reduction in fees due to
earnings credits—Note 1(c)	(30,745)
Net Expenses	2,897,195
Investment Income—Net	3,825,078
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,783,037
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(48,569,944)
Net Realized and Unrealized Gain (Loss) on Investments	(44,786,907)
Net (Decrease) in Net Assets Resulting from Operations	(40,961,829)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Operations ($):
Investment income—net	3,825,078	8,140,857
Net realized gain (loss) on investments	3,783,037	24,907,904
Net unrealized appreciation
(depreciation) on investments	(48,569,944)	(254,959,155)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(40,961,829)	(221,910,394)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,245,109)	(8,917,422)
Class B Shares	—	(155,432)
Class C Shares	—	(841,181)
Class I Shares	(10,223)	(29,256)
Class T Shares	(3,609)	(57,283)
Total Dividends	(2,258,941)	(10,000,574)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	31,570,970	50,042,124
Class B Shares	135,004	1,253,604
Class C Shares	1,350,559	4,611,659
Class I Shares	757,204	536,292
Class T Shares	49,421	366,621
Dividends reinvested:
Class A Shares	1,947,328	7,627,308
Class B Shares	—	136,937
Class C Shares	—	552,568
Class I Shares	9,998	28,548
Class T Shares	3,237	55,180
Cost of shares redeemed:
Class A Shares	(49,163,332)	(124,233,206)
Class B Shares	(5,105,442)	(25,789,064)
Class C Shares	(6,062,055)	(15,761,036)
Class I Shares	(166,942)	(650,451)
Class T Shares	(2,191,385)	(1,370,610)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(26,865,435)	(102,593,526)
Total Increase (Decrease) in Net Assets	(70,086,205)	(334,504,494)
Net Assets ($):
Beginning of Period	437,265,152	771,769,646
End of Period	367,178,947	437,265,152
Undistributed (distributions in excess of)
investment income—net	312,917	(1,253,220)

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	1,069,900	1,159,437
Shares issued for dividends reinvested	64,054	168,348
Shares redeemed	(1,716,651)	(2,989,797)
Net Increase (Decrease) in Shares Outstanding	(582,697)	(1,662,012)
Class Bb
Shares sold	4,646	30,181
Shares issued for dividends reinvested	—	3,156
Shares redeemed	(184,639)	(623,383)
Net Increase (Decrease) in Shares Outstanding	(179,993)	(590,046)
Class C
Shares sold	49,657	117,647
Shares issued for dividends reinvested	—	13,137
Shares redeemed	(231,191)	(416,339)
Net Increase (Decrease) in Shares Outstanding	(181,534)	(285,555)
Class I
Shares sold	26,372	12,048
Shares issued for dividends reinvested	327	625
Shares redeemed	(5,563)	(14,189)
Net Increase (Decrease) in Shares Outstanding	21,136	(1,516)
Class Tc
Shares sold	1,617	8,767
Shares issued for dividends reinvested	107	1,230
Shares redeemed	(76,359)	(32,543)
Net Increase (Decrease) in Shares Outstanding	(74,635)	(22,546)

a Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended April 30, 2009, 76,806 Class B shares representing $2,150,240 were automatically converted to 73,146 Class A shares and during the period ended October 31, 2008, 318,224 Class B shares representing $13,341,093 were automatically converted to 303,413 Class A shares.
c On the close of business on February 4, 2009, 58,490 Class T shares representing $1,663,461 were automatically converted to 58,021 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	31.89	47.58	40.85	35.12	31.35	29.73
Investment Operations:
Investment income—net[a]	.30	.60	.41	.39	.42	.23
Net realized and unrealized
gain (loss) on investments	(3.18)	(15.59)	6.68	5.91	3.83	1.79
Total from Investment Operations	(2.88)	(14.99)	7.09	6.30	4.25	2.02
Distributions:
Dividends from
investment income—net	(.19)	(.70)	(.36)	(.57)	(.48)	(.40)
Net asset value, end of period	28.82	31.89	47.58	40.85	35.12	31.35
Total Return (%)[b]	(9.08)[c]	(31.93)	17.47	18.16	13.63	6.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.38[d]	1.23	1.24	1.23	1.24	1.25
Ratio of net expenses
to average net assets	1.37[d]	1.22	1.24[e]	1.23	1.24[e]	1.25
Ratio of net investment income
to average net assets	2.10[d]	1.41	.94	1.04	1.21	.73
Portfolio Turnover Rate	3.31[c]	3.38	1.21	.30	.52	.58
Net Assets, end of period
($ x 1,000)	307,883	359,328	615,183	570,586	533,041	465,536

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	30.32	45.08	38.71	33.19	29.54	28.03
Investment Operations:
Investment income (loss)—net[a]	.15	.21	.05	.08	.17	(.03)
Net realized and unrealized
gain (loss) on investments	(3.03)	(14.83)	6.32	5.60	3.59	1.69
Total from Investment Operations	(2.88)	(14.62)	6.37	5.68	3.76	1.66
Distributions:
Dividends from
investment income—net	—	(.14)	—	(.16)	(.11)	(.15)
Net asset value, end of period	27.44	30.32	45.08	38.71	33.19	29.54
Total Return (%)[b]	(9.50)[c]	(32.52)	16.46	17.16	12.73	5.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.35[d]	2.10	2.09	2.08	2.06	2.07
Ratio of net expenses
to average net assets	2.33[d]	2.09	2.09[e]	2.08	2.06[e]	2.07
Ratio of net investment income
(loss) to average net assets	1.13[d]	.53	.13	.23	.53	(.10)
Portfolio Turnover Rate	3.31[c]	3.38	1.21	.30	.52	.58
Net Assets, end of period
($ x 1,000)	12,475	19,241	55,214	97,334	153,641	295,281

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009			Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	29.42	43.96	38.15	32.82	29.30	27.82
Investment Operations:
Investment income (loss)—net[a]	.19	.27	.08	.11	.16	(.01)
Net realized and unrealized
gain (loss) on investments	(2.95)	(14.42)	6.20	5.53	3.58	1.67
Total from Investment Operations	(2.76)	(14.15)	6.28	5.64	3.74	1.66
Distributions:
Dividends from
investment income—net	—	(.39)	(.47)	(.31)	(.22)	(.18)
Net asset value, end of period	26.66	29.42	43.96	38.15	32.82	29.30
Total Return (%)[b]	(9.38)[c]	(32.45)	16.61	17.30	12.77	6.07
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12[d]	1.95	1.97	1.96	2.01	2.02
Ratio of net expenses
to average net assets	2.11[d]	1.95	1.97[e]	1.96	2.01[e]	2.02
Ratio of net investment income
(loss) to average net assets	1.39[d]	.68	.20	.31	.48	(.05)
Portfolio Turnover Rate	3.31[c]	3.38	1.21	.30	.52	.58
Net Assets, end of period
($ x 1,000)	45,097	55,114	94,893	87,964	87,120	97,433

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	32.21	48.06	41.27	35.49	31.69	29.95
Investment Operations:
Investment income—net[b]	.39	.70	.52	.42	.59	.36
Net realized and unrealized
gain (loss) on investments	(3.25)	(15.74)	6.75	6.01	3.80	1.81
Total from Investment Operations	(2.86)	(15.04)	7.27	6.43	4.39	2.17
Distributions:
Dividends from
investment income—net	(.29)	(.81)	(.48)	(.65)	(.59)	(.43)
Net asset value, end of period	29.06	32.21	48.06	41.27	35.49	31.69
Total Return (%)	(8.92)[c]	(31.79)	17.76	18.35	14.01	7.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09[d]	.98	.98	1.06	.91	.85
Ratio of net expenses
to average net assets	1.08[d]	.98[e]	.98	1.06	.91[e]	.85
Ratio of net investment income
to average net assets	2.70[d]	1.66	1.17	1.19	1.74	1.14
Portfolio Turnover Rate	3.31[c]	3.38	1.21	.30	.52	.58
Net Assets, end of period
($ x 1,000)	1,724	1,230	1,909	1,825	2,029	3,042

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is a series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	256,852,841	108,778,649	—	365,631,490
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $1,193,537 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008, was as follows: ordinary income

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$10,000,574.The tax character of the current year distributions will be determined at the end on the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period end April 30, 2009 was approximately $6,000 with a related weighted average annualized interest rate of 1.57%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets	Average Daily Net Assets
0 to $25 million	.11%
$25 million up to $75 million	.18%
$75 million up to $200 million	.22%
$200 million up to $300 million .	.26%
In excess of $300 million	.275%

During the period ended April 30, 2009, the Distributor retained $13,734 and $9 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $16,279 and $5,702 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2009, Class B, Class C and Class T shares were charged $56,121, $179,672 and $1,376, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class B, Class C and Class T shares were charged $402,208, $18,707, $59,890 and $1,376, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $244,115 pursuant to the transfer agency agreement.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $30,745 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $31,800 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $225,461, Rule 12b-1 distribution plan fees $35,532, shareholder services plan fees $74,811, custodian fees $35,617 chief compliance officer fees $2,793 and transfer agency per account fees $102,652.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $12,646,001 and $20,546,284, respectively.

At April 30, 2009 accumulated net unrealized appreciation on investments was $102,471,889, consisting of $126,921,866 gross unrealized appreciation and $24,449,977 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161,“Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 27

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Worldwide Growth Fund

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 29, 2009

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6